UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2018

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Main Street

Suite 3000

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 6, 2018, Sanchez Energy Corporation (the “Company”) issued a press release announcing the private offering of $400 million aggregate principal amount of senior secured first lien notes due 2023. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Certain estimates of the oil and natural gas reserves and related information regarding the Company’s properties as of December 31, 2017, together with the report of Ryder Scott Company, L.P., with respect thereto, is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.  Additional information with respect to the Company is attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated by reference herein.

The foregoing and certain of the exhibits hereto contain “forward-looking statements” within the meaning of the federal securities laws.  No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this Current Report on Form 8-K. Although the Company believes that all such statements contained in this Current Report on Form 8-K are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of the Company’s control that could affect the Company’s future results and the value of its securities, including but not limited to, failure of the Company’s properties to produce as anticipated, continued production of oil and gas at historical rates, costs of operations, delays, and any other difficulties related to producing oil or gas, the price of oil or gas, marketing and sales of produced oil and gas, estimates made in evaluating reserves, competition, general economic conditions and the ability to manage and continue growth and other factors described in the Company’s Annual Report for the year ended December 31, 2016 filed February 27, 2017 and any updates to those risk factors set forth in the Company’s Quarterly Reports on Form 10-Q or any Current Reports on Form 8-K. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this Current Report on Form 8-K. Please refer to the Company’s filings with the Securities and Exchange Commission for additional discussion of risks and uncertainties that may affect the Company’s actual future results. The Company undertakes no obligation to update the forward-looking statements contained herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Ryder Scott & Company, L.P.

99.1	Press release of Sanchez Energy Corporation, dated February 6, 2018.

99.2	Reserve report letter as of December 31, 2017, prepared by Ryder Scott Company, L.P. and dated January 10, 2018.

99.3	Additional information regarding Sanchez Energy Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: February 6, 2018	By:	/s/ Howard J. Thill
Howard J. Thill
Executive Vice President and Chief Financial Officer